Exhibit 10.40

                          AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT AND PLAN OF MERGER is made this 23 day of December, 1998 between and among TRANSPORTATION RESOURCES AND MANAGEMENT, INC., a corporation organized and existing under the laws of the State of Indiana (hereinafter referred to as ATRM@), TRANSIT LEASING, INC., a corporation organized and existing under the laws of the State of Indiana (hereinafter referred to as ATLI@), CERTIFIED TRANSPORT, INC., a corporation organized and existing under the laws of the State of Indiana (hereinafter referred to as ACTI@), FREIGHT MOVERS, INC., a corporation organized and existing under the laws of the State of Indiana (hereinafter referred to as AFMI@), DIVERSIFIED TRUCKING CORP., a corporation organized and existing under the laws of the State of Alabama (hereinafter referred to as ADTC@), NORTHSTAR TRANSPORTATION, INC. , a corporation organized and existing under the laws of the State of Alabama (hereinafter referred to as ANTI@), SERVICE EXPRESS, INC., a corporation organized and existing under the laws of the State of Alabama
(hereinafter referred to as ASEI@), GPS ACQUISITION CORP., a corporation organized and existing under the laws of the State of North Carolina
(hereinafter referred to as AGPS@), CAROLINA-PACIFIC DISTRIBUTORS, INC., a corporation organized and existing under the laws of the State of North Carolina (hereinafter referred to as ACPD@), and TRANSIT GROUP MERGER SUB, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as ATransit@) (collectively TRM, TLI, CTI, FMI, DTC, NTI, SEI, GPS, CPD and Transit are referred to herein as the ACorporations@), pursuant to the provisions of Section 23-1-40-1(b) of the Indiana Code, Section 10-2B-11.01 of the Code of Alabama, Section 55-11-01 of the North Carolina Business Corporation Act and Section 252 of the Delaware General Corporation Law (the ACorporate Laws@).

                  WHEREAS, the Board of Directors of each of the Corporations deem it advisable and generally to the advantage and welfare of the respective Corporations and their respective shareholders that the Corporations merge pursuant to the applicable Corporate Laws with Transit being the survivor corporation.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of the mutual benefits hereby provided, the sufficiency of which is hereby acknowledged, it is agreed by, between and among the parties hereto as follows:

1. Merger. TRM, TLI, CTI, FMI, DTC, NTI, SEI, GPS, and CPD will be merged at the Effective Time with and into Transit and Transit shall be the surviving corporation (the AMerger@). The stock of each of the Corporations shall be converted as follows:

         1.1 Conversion of TRM Common Stock. The 100 shares of common stock of TRM, $.01 par value (the ATRM Common Stock@), that are issued and outstanding immediately prior to the Merger will be converted into and become one share of common stock of Transit ("Transit Common Stock"), as the surviving corporation, that is to be issued and outstanding immediately after the Merger.

         1.2 Conversion of TLI Common Stock. The 300 shares of common stock of TLI, $.01 par value (the ATLI Common Stock@), that are issued and outstanding immediately prior to the Merger will be converted into and become one share of Transit Common Stock, as the surviving corporation, that is to be issued and outstanding immediately after the Merger.

         1.3 Conversion of CTI Common Stock. The 100 shares of common stock of CTI, $.01 par value (the ACTI Common Stock@), that are issued and outstanding immediately prior to the Merger will be converted into and become one share of Transit Common Stock, as the surviving corporation, that is to be issued and outstanding immediately after the Merger.

         1.4 Conversion of FMI Common Stock. The 100 shares of common stock of FMI, $.01 par value (the AFMI Common Stock@), that are issued and outstanding immediately prior to the Merger will be converted into and become one share of Transit Common Stock, as the surviving corporation, that is to be issued and outstanding immediately after the Merger.

         1.5 Conversion of DTC Common Stock. The 100 shares of common stock of DTC, $.01 par value (the ADTC Common Stock@), that are issued and outstanding immediately prior to the Merger will be converted into and become one share of Transit Common Stock, as the surviving corporation, that is to be issued and outstanding immediately after the Merger.

         1.6 Conversion of NTI Common Stock. The 100 shares of common stock of NTI, $.01 par value (the ANTI Common Stock@), that are issued and outstanding immediately prior to the Merger will be converted into and become one share of Transit Common Stock, as the surviving corporation, that is to be issued and outstanding immediately after the Merger.

         1.7 Conversion of SEI Common Stock. The 100 shares of common stock of SEI, $.01 par value (the ASEI Common Stock@), that are issued and outstanding immediately prior to the Merger will be converted into and become one share of Transit Common Stock, as the surviving corporation, that is to be issued and outstanding immediately after the Merger.

         1.8 Conversion of GPS Common Stock. The 10,000 shares of common stock of GPS, $.01 par value (the AGPS Common Stock@), that are issued and outstanding immediately prior to the Merger will be converted into and become one share of Transit Common Stock, as the surviving corporation, that is to be issued and outstanding immediately after the Merger.

         1.9 Conversion of CPD Common Stock. The 100 shares of common stock of CPD, $.01 par value (the ACPD Common Stock@), that are issued and outstanding immediately prior to the Merger will be converted into and become one share of Transit Common Stock, as the surviving corporation, that is to be issued and outstanding immediately after the Merger.

         1.10 Transit Common Stock. Each share of Transit Common Stock outstanding immediately prior to the Merger will remain outstanding following the Merger.

         1.11 Fractional Shares. No fractional shares of Transit Common Stock will be issued in connection with the Merger.

2. Effect of Merger. At the conclusion of the Merger (a) the separate existence of TRM, TLI, CTI, FMI, DTC, NTI, SEI, GPS, and CPD will cease and TRM, TLI, CTI, FMI, DTC, NTI, SEI, GPS and CPD will be merged with and into Transit and Transit will be the surviving corporation pursuant to the terms of the Articles of Merger; (b) the Articles of Incorporation and Bylaws of Transit will be the Articles of Incorporation and Bylaws of the surviving corporation; (c) each share of TRM, TLI, CTI, FMI, DTC, NTI, SEI, GPS and CPD Common Stock outstanding immediately prior to the Merger will be converted as provided above; (d) the directors of Transit in effect at the time of the Merger will be the directors of Transit as the surviving corporation, and the officers of Transit will be the officers of Transit as the surviving corporation; (e) each share of Transit Common Stock outstanding immediately prior to the Merger will remain outstanding following the Merger; and (f) the Merger will have all of the effects provided by applicable law.

3. Effective Time. The Merger will be effective January 1, 1999 at 12:01 a.m. (the AEffective Time@).

4. Rights and Liabilities of Transit. At and after the Merger, Transit shall succeed to and possess, without further act or deed, all of the rights, privileges, powers, and franchises, and all of the property, real, personal and mixed of, and all debts due to, TRM, TLI, CTI, FMI, DTC, NTI, SEI, GPS, or CPD on whatever account; all property, rights, privileges, powers and franchises and all and every other interest shall be as effectually the property of Transit as they were of the respective parties hereto, and the title to any real estate vested by deed or otherwise in TRM, TLI, CTI, FMI, DTC, NTI, SEI, GPS, and CPD shall not revert or be in any way impaired by reason of the Merger; all rights of creditors and all liens upon any property of any of the parties hereto shall be preserved unimpaired, and all debts, liabilities, and duties of the respective parties hereto shall thenceforth attach to Transit and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it.

5. Service of Process on Transit. Transit agrees that it may be served with process in the States of Alabama, North Carolina and Indiana in any proceeding for enforcement of any obligation of TRM, TLI, CTI, FMI, DTC, NTI, SEI, GPS, or CPD as well as for the enforcement of any obligation of Transit arising from the Merger, including any suit or other proceeding to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of the applicable Business Corporation Law.

6. Termination. This Agreement and Plan of Merger may be terminated and abandoned by action of the Board of Directors of any of the Corporations at any time prior to the effective date of the Merger, whether before or after approval by the shareholders of the parties hereto.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement and Plan of Merger this 23 day of December, 1998.

TRANSPORTATION RESOURCES AND MANAGEMENT, INC.

By: /s/ Philip A. Belyew
PHILIP A. BELYEW, Chairman


TRANSIT LEASING, INC.

By: /s/ Philip A. Belyew
PHILIP A. BELYEW, Chairman

CERTIFIED TRANSPORT, INC.

By: /s/ Philip A. Belyew
PHILIP A. BELYEW, Chairman

FREIGHT MOVERS, INC.

By: /s/ Philip A. Belyew
PHILIP A. BELYEW, Chairman


DIVERSIFIED TRUCKING CORP.

By: /s/ Philip A. Belyew
PHILIP A. BELYEW, Chairman

NORTHSTAR TRANSPORTATION, INC.

By: /s/ Philip A. Belyew
PHILIP A. BELYEW, Chairman

SERVICE EXPRESS, INC.

By: /s/ Philip A. Belyew
PHILIP A. BELYEW, Chairman

GPS ACQUISITION CORP.

By: /s/ Philip A. Belyew
PHILIP A. BELYEW, President/CEO

CAROLINA-PACIFIC DISTRIBUTORS, INC.

By: /s/ Philip A. Belyew
PHILIP A. BELYEW, Chairman

TRANSIT GROUP MERGER SUB, INC.

By: /s/ Philip A. Belyew
PHILIP A. BELYEW, Chairman/President





                          CERTIFICATE OF THE SECRETARY
                                       OF
                         TRANSIT GROUP MERGER SUB, INC.
                            (a Delaware Corporation)

         I, Wayne N. Nellums, the Secretary of Transit Group Merger Sub, Inc., hereby certify that the Agreement and Plan of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the Chairman and President under the corporate seal of said corporation, was duly approved and adopted by the stockholders by unanimous consent in lieu of a meeting.

         WITNESS my hand and seal of said Wayne N. Nellums this 23 day of December,1998.

(SEAL)
                                                     /s/ Wayne N. Nellums
                                                  WAYNE N. NELLUMS, Secretary